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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 19, 2000


                        Wackenhut Corrections Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Florida                        1-14260                65-0043078
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(State or Other Jurisdiction           (Commission           (IRS Employer of
     of Incorporation)                 File Number)         Identification No.)


4200 Wackenhut Drive #100, Palm Beach Gardens, FL               33410-4243
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(Address of Principal Executive Offices)                        (Zip Code)


(Registrant's Telephone Number, Including Area Code)         (561) 622-5656
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                                 Not Applicable
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          (Former Name or Former Address; if Changed Since Last Report)


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                        WACKENHUT CORRECTIONS CORPORATION

Item 5.  Other Events.

         This Current Report on Form 8-K is for the purpose of filing the press release, dated September 19, 2000, which is set forth in Exhibit 99 hereto.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits.

                  Exhibit No.                  Description
                  -----------                  -----------

                      99           Press Release dated September 19, 2000















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                        WACKENHUT CORRECTIONS CORPORATION

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WACKENHUT CORRECTIONS CORPORATION

September 19, 2000                  By:  /s/ John G. O'Rourke
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Date                                   John G. O'Rourke
                                       Senior Vice President - Finance,
                                       Chief Financial Officer and Treasurer
                                       (Principal Financial Officer)








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